EXECUTION COPY










_________________________________________________________________



	MBNA AMERICA BANK, NATIONAL ASSOCIATION

	Seller and Servicer

	and


	THE BANK OF NEW YORK

	Trustee

	on behalf of the Series 1997-B Certificateholders

	________________________________________

	SERIES 1997-B SUPPLEMENT

	Dated as of February 27, 1997

	to

	POOLING AND SERVICING AGREEMENT

	Dated as of August 4, 1994

	_______________________________________

	MBNA MASTER CREDIT CARD TRUST II

	Series 1997-B


_________________________________________________________________
	TABLE OF CONTENTS


	Page

SECTION 1.      Designation       1

SECTION 2.      Definitions       2

SECTION 3.      Servicing Compensation and Assignment of
		Interchange      19

SECTION 4.      Reassignment and Transfer Terms  21

SECTION 5.      Delivery and Payment for the Investor
		Certificates     21

SECTION 6.      Depository; Form of Delivery of Investor
		Certificates     22

SECTION 7.      Article IV of Agreement  22
	SECTION 4.04    Rights of Certificateholders and the
			Class C Interest Holders         22
	SECTION 4.05    Allocations      23
	SECTION 4.06    Determination of Monthly
Interest         27
	SECTION 4.07    Determination of Monthly
Principal        29
	SECTION 4.08    Coverage of Required Amount
30
	SECTION 4.09    Monthly Payments         31
	SECTION 4.10    Investor Charge-Offs     35
	SECTION 4.11    Excess Spread    37
	SECTION 4.12    Reallocated Principal
Collections      38
	SECTION 4.13    Shared Principal Collections
39
	SECTION 4.14    Principal Funding Account
40
	SECTION 4.15    Reserve Account  41
	SECTION 4.16    Determination of LIBOR   43
	SECTION 4.17    Seller's or Servicer's Failure to Make a
			Deposit or Payment       44

SECTION 8.      Article V of the Agreement       44
	SECTION 5.01    Distributions    45
	SECTION 5.02    Monthly Series 1997-B
			Certificateholders' Statement    46

SECTION 9.      Series 1997-B Pay Out Events     46

SECTION 10.     Series 1997-B Termination        48

SECTION 11.     Periodic Finance Charges and Other Fees  48

SECTION 12.     Counterparts     48

SECTION 13.     Governing Law    48

SECTION 14.     Additional Notices       48

SECTION 15.     Additional Representations and Warranties of
		the Servicer     48

SECTION 16.     No Petition      49

SECTION 17.     Certain Tax Related Amendments   49

SECTION 18.     Tax Representation and Covenant  49

SECTION 19.     Seller's Direction to Trustee    50


EXHIBITS

EXHIBIT A-1     Form of Class A Certificate
EXHIBIT A-2     Form of Class B Certificate
EXHIBIT B               Form of Monthly Payment Instructions and
			Notification to the Trustee
EXHIBIT C               Form of Monthly Series 1997-B Certificateholders'
			Statement



SCHEDULE 1


Schedule to Exhibit C of the Pooling and Servicing Agreement with respect to the Investor Certificates
		SERIES 1997-B SUPPLEMENT, dated as of February 27, 1997 (this "Series Supplement"), by and between MBNA AMERICA BANK, NATIONAL ASSOCIATION, a national banking association, as Seller and Servicer, and THE BANK OF NEW YORK, as Trustee under the Pooling and Servicing Agreement dated as of August 4, 1994 between MBNA America Bank, National Association and the Trustee (as amended, the "Agreement").

		Section 6.09 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

		Pursuant to this Series Supplement, the Seller and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. In addition, certain terms of the Class C Interests and certain related matters shall be specified in the Class C Supplemental Agreement, which is a supplement to this Series Supplement.
 References to this Series Supplement shall, unless the context otherwise requires, include the Class C Supplemental Agreement.

(a) There is hereby created a Series of Investor Certificates to be issued in three classes pursuant to the Agreement and this Series Supplement and to be known together as "Series 1997-B." The three classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 1997-B (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 1997-B (the "Class B Certificates," and together with the Class A Certificates, the "Series 1997-B Certificates") and the Class C Floating Rate Asset Backed Interests, Series 1997-B (the "Class C Interests"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. The Class C
Interests shall be issued in uncertificated form and shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein.

(b) Series 1997-B shall be included in Group One (as defined below). Series 1997-B shall not be subordinated to any other Series.

(c) The Class C Interest Holders, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement (including the Class C Supplemental Agreement). Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the opinion described in Section 6.09(b)(d)(i) and clause (a) and (c) of the definition of Tax Opinion in Section 1.01 of the Agreement shall not be applicable to the Class C Interests.

		SECTION 2.  Definitions.

		In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

		"Accumulation Period" shall mean, solely for the purposes of the definition of Group One Monthly Principal Payment as such term is defined in each Supplement relating to Group One, the Controlled
Accumulation Period.

		"Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests of all outstanding Series (other than Series 1997-B) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be modified at anytime if the Rating Agency Condition with respect to such modification is satisfied.

		"Accumulation Period Length" shall have the meaning assigned such term in subsection 4.09(i).

		"Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) with respect to the Class A Certificates, the Class B Certificates and the Class C Interests, respectively, for the previous Monthly Period.

		"Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Adjusted Investor
Interest and (c) the Class C Adjusted Investor Interest.

		"Aggregate Investor Default Amount" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

		"Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections with respect to Group One that are allocated to Series
1997-B in accordance with subsection 4.13(b).

		"Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.15(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and
(b) the Required Reserve Account Amount.

		"Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest, each for the related Interest Period, and the Certificateholder Servicing Fee and the
Servicer Interchange, each with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

		"Book-Entry Register" shall mean the register maintained pursuant to the Class C Supplemental Agreement providing for the registration of the Class C Interests and the transfers thereof.

		"Certificateholder Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Class A Additional Interest" shall have the meaning specified in subsection 4.06(a).

		"Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the funds on deposit in the Principal Funding Account (up to the Class A Investor Interest) on such date of determination.

		"Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period, the Principal Funding Investment Proceeds to be treated as Class A Available Funds pursuant to subsection 4.14(b)(i), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related
Transfer Date to be treated as Class A Available Funds pursuant to subsections 4.15(b) and 4.15(d)(i).

		"Class A Certificate Rate" shall mean from the Closing Date through March 16, 1997, from March 17, 1997 through April 14, 1997 and from April 15, 1997 through May 14, 1997 and with respect to each Interest Period thereafter, a per annum rate equal to 0.16% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

		"Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

		"Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

		"Class A Deficiency Amount" shall have the meaning specified in subsection 4.06(a).

		"Class A Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor
Interest and the denominator of which is the Initial Investor Interest.

		"Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $850,000,000.

		"Class A Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to
Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class A Fixed Allocation.

		"Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

		"Class A Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly
Period.

		"Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

		"Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

		"Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

		"Class A Required Amount" shall have the meaning specified in subsection 4.08(a).

		"Class A Servicing Fee" shall have the meaning specified in subsection 3(a) of this Series Supplement.

		"Class B Additional Interest" shall have the meaning specified in subsection 4.06(b).

		"Class B Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the Class A Investor Interest on such date of determination (the amount of such excess not to exceed the Class B Investor Interest).

		"Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period, the Principal Funding Investment Proceeds to be treated as Class B Available Funds pursuant to subsection 4.14(b)(ii), if any, with respect to the related Transfer
Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds pursuant to subsection 4.15(d)(ii).

		"Class B Certificate Rate" shall mean from the Closing Date through March 16, 1997, from March 17, 1997 through April 14, 1997 and from April 15, 1997 through May 14, 1997 and with respect to each Interest Period thereafter, a per annum rate equal to 0.35% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

		"Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

		"Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

		"Class B Deficiency Amount" shall have the meaning specified in subsection 4.06(b).

		"Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor
Interest and the denominator of which is the Initial Investor Interest.

		"Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $75,000,000.

		"Class B Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to
Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

		"Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

		"Class B Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly
Period.

		"Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Class C Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

		"Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b).

		"Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

		"Class B Required Amount" shall have the meaning specified in subsection 4.08(b).

		"Class B Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Class C Additional Interest" shall have the meaning specified in subsection 4.06(c).

		"Class C Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Investor Interest and the Class B Investor Interest on such date of determination (the amount of such excess not to exceed the Class C Investor Interest).

		"Class C Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class C Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period, the Principal Funding Investment Proceeds to be treated as Class C Available Funds pursuant to subsection 4.14(b)(iii), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Class C Available Funds pursuant to subsection 4.15(d)(iii).

		"Class C Deficiency Amount" shall have the meaning specified in subsection 4.06(c).

		"Class C Fixed Allocation" shall mean with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Class C Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class C Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor
Interest and the denominator of which is the Initial Investor Interest.

		"Class C Initial Investor Interest" shall mean the aggregate initial principal amount of the Class C Interests, which is $75,000,000.

		"Class C Interest Holder" shall mean the Person in whose name a Class C Interest is registered in the Book-Entry Register.

		"Class C Interest Rate" shall have the meaning specified in the Class C Supplemental Agreement.

		"Class C Interests" shall mean, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Class C Interest Holders under this Series Supplement and the Class C Supplemental Agreement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement, funds on deposit in the Reserve Account, the Principal Funding Account or any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Series Supplement and funds on deposit in the Spread Account available pursuant to the Class C Supplemental Agreement.

		"Class C Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation, and (b) with respect to
Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class C Fixed Allocation.

		"Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.10(c).

		"Class C Investor Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for the related Monthly
Period.

		"Class C Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Interest Holders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Class C Investor Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Class C Investor Interest may not be reduced below zero.

		"Class C Monthly Interest" shall mean the monthly interest distributable in respect of the Class C Investor Interest as calculated in accordance with subsection 4.06(c).

		"Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Investor Interest as calculated in accordance with subsection 4.07(c).

		"Class C Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Class C Supplemental Agreement" shall mean the Class C Supplemental Agreement by and among the Seller, the Servicer and the Trustee, as amended and supplemented from time to time.

		"Closing Date" shall mean February 27, 1997.

		"Code" shall mean the Internal Revenue Code of 1986, as amended.

		"Controlled Accumulation Amount" shall mean for any Transfer Date with respect to the Controlled Accumulation Period, $83,333,333.34; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.09(i), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor
Number.

		"Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on February 28, 2011 or such later date as is determined in accordance with subsection 4.09(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and
(b) the Series 1997-B Termination Date.

		"Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

		"Covered Amount" shall mean an amount, determined as of each Transfer Date with respect to any Interest Period, equal to the sum of
(a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period times (iii) the aggregate amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(i) prior to such Transfer Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Certificate
Rate in effect with respect to such Interest Period times (iii) the aggregate amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(ii) prior to such Transfer Date, plus (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Interest Rate in effect with respect to such Interest Period times (iii) the aggregate amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(iii) prior to such Transfer Date.

		"Credit Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Class C Interests, and (b) with respect to the Class B Certificates, the subordination of the Class C Interests.

		"Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

		"Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series in Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

		"Distribution Date" shall mean May 15, 1997 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

		"Excess Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date relating to the Controlled
Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

		"Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii).

		"Fitch" shall mean Fitch Investors Service, L.P. or its successors.

		"Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be
(i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

		"Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date, with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period and with respect to the third calendar month in the first Monthly Period, the aggregate amount of Principal
Receivables as of the close of business on the last day of the second calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition
Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause
(a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior
Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal
Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition
Date or Removal Date to and including the last day of such Monthly
Period.

		"Group One" shall mean Series 1997-B and each other Series specified in the related Supplement to be included in Group One.

		"Group One Monthly Principal Payment" shall mean with respect to any Monthly Period, for all Series in Group One (including Series 1997-B) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in Group
One), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One) and (e) such other amounts as may be specified in the related Supplements for all Series in Group One.

		"Initial Investor Interest" shall mean $1,000,000,000.

		"Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous
Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date) through the day preceding such Distribution Date.

		"Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate,
(b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Class C Interests, the Person in whose name a Class C Interest is registered in the Book-Entry Register.

		"Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Class C Interests.

		"Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

		"Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Class C Investor Interest, each as of such date.

		"Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

		"Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii), (iii) and (iv), 4.05(b)(ii), (iii) and (iv), or
4.05(c)(ii), in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.09(a)(iii), and 4.11(a), (b), (c), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited into the Principal Account pursuant to subsection 4.05(d).

		"Investor Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 4.16.

		"LIBOR Determination Date" shall mean February 25, 1997 for the period from the Closing Date through March 16, 1997, March 13, 1997 for the period from March 17, 1997 through April 14, 1997, April 11,
1997 for the period from April 15, 1997 through May 14, 1997, and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

		"London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

		"Monthly Interest" shall mean, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A
Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class B Monthly Interest, the Class B Additional
Interest, if any, and the unpaid Class B Deficiency Amount, if any, and
(c) the Class C Monthly Interest, the Class C Additional Interest, if any, and the unpaid Class C Deficiency Amount, if any, each with respect to such Transfer Date.

		"Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include April 30, 1997.

		"Net Servicing Fee Rate" shall mean (a) so long as the Seller or The Bank of New York is the Servicer, 1.25% per annum and (b) if the Seller or The Bank of New York is no longer the Servicer, 2.0% per annum.

		"Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 or a Series 1997-B Pay Out Event is deemed to occur pursuant to Section 9 hereof.

		"Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly Period.

		"Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period and (b) the amount with respect to Annual Membership Fees deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, and (c) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (d) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsection 4.15, each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

		"Principal Funding Account" shall have the meaning set forth in subsection 4.14(a).

		"Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

		"Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

		"Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

		"Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1997-B Termination Date and (b) the termination of the Trust pursuant to Section 12.01.

		"Rating Agency" shall mean Moody's and Standard & Poor's.

		"Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Seller, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

		"Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer
Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

		"Reallocated Class C Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Class C Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date;
provided, however, that such amount shall not exceed the Class C
Investor Interest after giving effect to any Class C Investor Charge-
Offs for such Transfer Date.

		"Reallocated Principal Collections" shall mean the sum of
(a) Reallocated Class B Principal Collections and (b) Reallocated Class
C Principal Collections.

		"Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

		"Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be modified at any time if the Rating Agency Condition with respect to such modification is satisfied.

		"Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay
Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series
1997-B.

		"Reserve Account" shall have the meaning specified in subsection 4.15(a).

		"Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first
Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly
Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period;
and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

		"Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

		"Reserve Draw Amount" shall have the meaning specified in subsection 4.15(c).

		"Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out
Commencement Date.

		"Scheduled Payment Date" shall mean the March 2012
Distribution Date.

		"Series 1997-B" shall mean the Series of the MBNA Master Credit Card Trust II represented by the Investor Certificates.

		"Series 1997-B Certificateholders" shall mean the holder of record of a Series 1997-B Certificate.

		"Series 1997-B Certificates" shall mean the Class A Certificates and the Class B Certificates.

		"Series 1997-B Holders" shall mean the Series 1997-B Certificateholders and the Class C Interest Holders.

		"Series 1997-B Pay Out Event" shall have the meaning specified in Section 9 hereof.

		"Series 1997-B Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the August 2014 Distribution Date and (c) the Trust Termination Date.

		"Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, and (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

		"Series Servicing Fee Percentage" shall mean 2.0%.

		"Servicer Interchange" shall mean, for any Transfer Date, the portion of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to the related Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for any Transfer Date shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of the related Monthly Period and (ii) 0.75%; provided further, however, with respect to the first Transfer Date, the Servicer Interchange may equal but shall not exceed $1,333,333.33.

		"Shared Principal Collections" shall mean, with respect to any Transfer Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor
Certificates.

		"Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

		"Unallocated Principal Collections" shall have the meaning specified in subsection 4.05(d).

1. The share of the Servicing Fee allocable to Series 1997-B with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to $3,555,555.56. On each Transfer Date for which the Seller or The Bank of New York is the Servicer, the Servicer Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge
Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer
Date with respect to the related Monthly Period be less than one-twelfth of 0.75% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The Servicer Interchange with respect to the first Transfer Date may equal but shall not exceed $1,333,333.33. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing
Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to $1,888,888.89. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing
Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to $166,666.67. The share of the Investor Servicing Fee allocable to the Class C Investor Interest with respect to any Transfer Date (the "Class C Servicing Fee", and together with the Class A
Servicing Fee and the Class B Servicing Fee, the "Certificateholder Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class C Servicing Fee shall be equal to $166,666.67. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing
Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(b)(ii) and 4.11(c). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or if applicable subsection 4.09(c)(i).

2. On or before each Transfer Date, the Seller shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Seller with respect to such Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by the Seller with respect to such Monthly Period and (iii) the Investor Percentage with regard to Finance Charge Receivables. On each Transfer Date, the Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificates with respect to the preceding Monthly Period.
 The Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 1997-B, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor Certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

		SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

		SECTION 5. Delivery and Payment for the Investor Certificates. The Seller shall execute and deliver the Series 1997-B Certificates to the Trustee for authentication in accordance with
Section 6.01 of the Agreement. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.02 of the Agreement.

		SECTION 6.  Depository; Form of Delivery of Investor
Certificates.

(a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections
6.01 and 6.10.

(b)  The Depository for Series 1997-B shall be The Depository
Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

		(c) The Class C Interests shall be delivered in uncertificated form as provided in Section 1 herein, in Section 6.01 of the Agreement and in the Class C Supplemental Agreement.

		(d) The Class C Interests are issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

		SECTION 7. Article IV of Agreement. Sections 4.01, 4.02 and 4.03 shall be read in their entirety as provided in the Agreement.
Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:


	ARTICLE IV

	RIGHTS OF CERTIFICATEHOLDERS AND
	ALLOCATION AND APPLICATION OF COLLECTIONS

		SECTION 4.04 Rights of Certificateholders and the Class C Interest Holders. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account. The Class C Interests shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Seller
Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

		SECTION 4.05  Allocations.

(a)  Allocations During the Revolving Period.  During the
Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Allocate to the Investor Certificateholders the product of (y) the Investor Percentage on the Date of Processing of such Collections and (z) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the date on which the amount of Monthly Interest with respect to the related Interest Period is determined by the Servicer, an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and (B) at all other times, the difference between (1) the Monthly Interest with respect to the immediately following Transfer Date (plus, if the Seller is not the Servicer, the Certificateholder Servicing Fee for such Transfer Date plus the amount of any Certificateholder Servicing Fee due but not paid to the Servicer on any prior Transfer
Date) and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or (II) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificateholders on such Date of Processing pursuant to this subsection 4.05(a)(i); provided, that if a deposit pursuant to subsection 4.05(a)(i)(I) is made on any Date of Processing, on the related Transfer Date, the Servicer shall withdraw from the Collection Account and deposit into the Finance Charge Account an amount equal to the amount of Collections of Finance Charge Receivables that have been allocated to the Investor Certificateholders during the related Monthly Period but not previously deposited in the Finance Charge Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with Section 4.09.

(ii) Deposit into the Principal Account an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

(iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

(iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Seller Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this subsection 4.05(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Certificate only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, that in no event shall the amount payable to the Holder of the Seller Certificate pursuant to this subsection 4.05(a)(iv)(B) be greater than the Seller Interest on such Date of Processing.

(b)  Allocations During the Controlled Accumulation Period.
During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

(ii) Deposit into the Principal Account an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

(iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

(iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Seller Certificate an amount equal to the excess identified in the proviso to clause (A) above, if any; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this subsection 4.05(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Certificate only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, that in no event shall the amount payable to the Holder of the Seller Certificate pursuant to this subsection 4.05(b)(iv)(B) be greater than the Seller Interest on such Date of Processing.

(c)  Allocations During the Rapid Amortization Period.
During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

(ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Seller Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this subsection 4.05(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Certificate only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, that in no event shall the amount payable to the Holder of the Seller Certificate pursuant to this subsection 4.05(c)(ii)(B) be greater than the Seller Interest on such Date of Processing.

(d) Unallocated Principal Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Seller Certificate because of the limitations contained in subsections 4.05(a)(iv)(B), 4.05(b)(iv)(B) and 4.05(c)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal Collections") shall be held in the Principal Account and, prior to the commencement of the Controlled Accumulation Period or the Rapid Amortization Period shall be paid to the Holder of the Seller Certificate when, and only to the extent that, the Seller Interest is greater than zero. For each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, any such Unallocated Principal Collections held in the Principal Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.09 on such Transfer Date.

		With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a), 4.05(b) and 4.05(c), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

		SECTION 4.06  Determination of Monthly Interest.

(a) The amount of monthly interest distributable to the Class A Certificates shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (2) the sum of the Class A Certificate Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (the "Class A Additional Interest") shall also be distributable to the Class A Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account; provided further, that the "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(a) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

(b) The amount of monthly interest distributable to the Class B Certificates shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (2) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account; provided further, that the "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

(c) The amount of monthly interest distributable to the Class C Investor Interest shall be an amount equal to the product of
(i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Interest Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class C Interests determined as of the Record Date preceding the related Transfer Date (the "Class C Monthly Interest"); provided, however, that in addition to the Class C Monthly Interest an amount equal to the amount of any unpaid Class C Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (2) the sum of the Class C Interest Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class C Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class C Interest Holders) (the "Class C Additional Interest") shall also be distributable to the Class C Interests, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account; provided further, that the "Class C Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(c) as of the prior Interest Period over the amount actually allocated and available for payment of such amount (after giving effect to the application of Excess Spread and the proceeds of any draw made on the Spread Account as provided in subsection 4.11(e) and the Class C Supplemental Agreement for the purpose of paying such amount with respect to such Distribution Date).

		SECTION 4.07  Determination of Monthly Principal.

(a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Section 4.10) prior to any deposit into the Principal Funding Account on such Transfer Date.

(b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), for the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the Class A Investor Interest has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Investor Interest will be paid in full (after taking into account payments to be made on the related Distribution
Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal with respect to such Transfer Date) and (iii) the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) prior to any deposit into the Principal Funding Account on such Transfer Date.

(c) The amount of monthly principal distributable from the Principal Account with respect to the Class C Interests on each Transfer Date (the "Class C Monthly Principal"), for the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest and (ii) the Class B Investor Interest has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B Investor Interest will be paid in full (after taking into account payments to be made on the related Distribution Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and
(iii) the Class C Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.10 and 4.12) prior to any deposit into the Principal Funding Account on such Transfer Date.

		SECTION 4.08  Coverage of Required Amount.

(a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus
(ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus
(iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus
(v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

(b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

(c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Class C Investor Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Class C Investor Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

		SECTION 4.09 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

(a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

(i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

(ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

(iii)  an amount equal to the Class A Investor Default
Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

(iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

(i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

(ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be distributed to the Servicer; and

(iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(c) An amount equal to the Class C Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

(i) if the Seller or The Bank of New York is no longer the Servicer, an amount equal to the Class C Servicing Fee for such Transfer Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

(ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

(d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

(i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections for such Transfer Date and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1997-B; and

(ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Seller Certificate; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Seller Certificate only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, that in no event shall the amount payable to the Holder of the Seller Certificate pursuant to this subsection 4.09(d)(ii) be greater than the Seller Interest on such Transfer Date.

(e)  During the Controlled Accumulation Period or the Rapid
Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

(i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

(ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

(iii) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to Class C Monthly Principal shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

(iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1997-B; and

(v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.09(e)(i) through (iv) above shall be paid to the Holder of the Seller Certificate; provided, however, that the amount to be paid to the Holder of the Seller Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Seller Certificate only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, that in no event shall the amount payable to the Holder of the Seller Certificate pursuant to this subsection 4.09(e)(v) be greater than the Seller Interest on such Transfer Date.

(f) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

(g) On each Distribution Date, the Trustee shall pay in accordance with subsection 5.01(a) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(a)(i) on the preceding Transfer Date, (b) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(b)(i) on the preceding Transfer Date and (c) to the Class C Interest Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.11(e) on the preceding Transfer Date.

(h)  On the earlier to occur of (i) the first Distribution
Date with respect to the Rapid Amortization Period and (ii) the Scheduled Payment Date and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with Section 5.01 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.09(e) and (f) on the related Transfer Date in the following priority:

(i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Certificateholders;

(ii) after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders; and

(iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class C Investor Interest shall be paid to the Class C Interest Holders.

(i) The Controlled Accumulation Period is scheduled to commence at the close of business on February 28, 2011; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length.
 On the Determination Date immediately preceding the February 2011 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month.

		SECTION 4.10  Investor Charge-Offs.

(a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).

(b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Class C Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c) and Section 4.12, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Class C Investor Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.11(d).

(c) On or before each Transfer Date, the Servicer shall calculate the Class C Investor Default Amount. If on any Transfer Date, the Class C Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(g), the Class C Investor Interest will be reduced by the amount of such excess but not by more than the lesser of the Class C Investor Default Amount and the Class C Investor Interest for such Transfer Date (a "Class C Investor Charge-Off"). The Class C Investor Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the Class C Investor Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Class C Investor Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(h).

		SECTION 4.11 Excess Spread. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply, Excess Spread with respect to the related Monthly Period, to make the following distributions on each Transfer Date in the following priority:

(a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a);

(b)  an amount equal to the aggregate amount of Class A
Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

(c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

(d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

(e) an amount equal to Class C Monthly Interest for such Transfer Date, plus the amount of any Class C Deficiency Amount for such Transfer Date, plus the amount of any Class C Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account; provided, however, that in the event that Class C Monthly Interest exceeds the amount of Excess Spread available (after giving effect to subsections 4.11(a) through (d) above) to fund such Class C Monthly Interest a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in the Class C Supplemental Agreement) for deposit into the Distribution Account for application as Class C Monthly Interest in accordance with this subsection 4.11(e).


(f) if the Seller or The Bank of New York is the Servicer, an amount equal to the aggregate amount of accrued but unpaid Class C Servicing Fees will be paid to the Servicer;

(g) an amount equal to the Class C Investor Default Amount, if any, for the prior Monthly Period will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

(h) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced for reasons other than the deposit into the Distribution Account for payment of principal to the Class C Investor Interest Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

(i)  on each Transfer Date from and after the Reserve Account
Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.15(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available
Reserve Account Amount shall be deposited into the Reserve Account;

(j) an amount equal to the amounts required to be deposited in the Spread Account pursuant to the Class C Supplemental Agreement shall (after giving effect to the payments made pursuant to subparagraphs (a) through (i) above) be deposited into the Spread
Account as provided in the Class C Supplemental Agreement; and

(k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above, shall be paid to the Holder of the Seller Certificate.

		SECTION 4.12 Reallocated Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Class C Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Class C Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

(a)  an amount equal to the excess, if any, of (i) the Class
A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied pursuant to subsections 4.09(a)(i), (ii) and (iii); and

(b)  an amount equal to the excess, if any, of (i) the Class
B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first pursuant to subsections 4.09(b)(i) and (ii) and then pursuant to subsection 4.11(c).

(c) On each Transfer Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number, the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero.
 In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

		SECTION 4.13  Shared Principal Collections.

(a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal
Collections allocable to Series 1997-B on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to
Section 4.09 and pursuant to such Section 4.09 shall be deposited in the Distribution Account or distributed in accordance with the Loan
Agreement.

(b) Shared Principal Collections allocable to Series 1997-B with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1997-B for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1997-B on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1997-B for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

(c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the Class A Required Amount, Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

		SECTION 4.14  Principal Funding Account.

(a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and
(ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(e).

(b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

		On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application in the following priority:

		(i) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount shall be treated as Class A Available Funds to be applied pursuant to subsection 4.09(a)(i);

		(ii) an amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount shall be treated as Class B Available Funds to be applied pursuant to subsection 4.09(b)(i); and

		(iii) the balance, if any, shall be treated as Class C Available Funds to be applied pursuant to subsection 4.09(c).

		Any Excess Principal Funding Investment Proceeds shall be paid to the Seller on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to, and in accordance with, subsection 4.15(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

		SECTION 4.15  Reserve Account.

(a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders.
The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account.
 The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).

(b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c) On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.11(i) with respect to such Transfer Date.

(d)  In the event that for any Transfer Date the Reserve Draw
Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), and deposited into the Finance Charge Account for application in the following priority:

		(i) an amount equal to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause
(a) of the definition of Covered Amount over (y) the amount treated as Class A Available Funds pursuant to subsection 4.14(b)(i), shall be treated as Class A Available Funds to be applied pursuant to subsection 4.09(a)(i);

		(ii) an amount equal to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause
(b) of the definition of Covered Amount over (y) the amount treated as Class B Available Funds pursuant to subsection 4.14(b)(ii), shall be treated as Class B Available Funds to be applied pursuant to subsection 4.09(b)(i); and

		(iii) the balance, if any, shall be treated as Class C Available Funds to be applied pursuant to subsection 4.09(c).

(e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and treat as Excess Spread to be applied in accordance with the priority set in 4.11(j) and (k), an amount equal to such Reserve Account Surplus.

(f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997-B Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and treat as Excess Spread to be applied in accordance with the priority set in 4.11(j) and (k), all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

		SECTION 4.16  Determination of LIBOR.

(a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

(b)  The Class A Certificate Rate and Class B Certificate
Rate applicable to the then current and the immediately preceding
Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-5368.

(c)  On each LIBOR Determination Date prior to 12:00 noon New
York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

		SECTION 4.17  Seller's or Servicer's Failure to Make a
Deposit or Payment.

		If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1997-B Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

		SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


	ARTICLE V

	DISTRIBUTIONS AND REPORTS TO INVESTOR
	CERTIFICATEHOLDERS

(a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related
Transfer Date by the Servicer to the Trustee pursuant to subsection
3.04(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.09 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class
A Certificates registered in the name of the nominee of a Clearing
Agency, such distribution shall be made in immediately available funds.

(b)  On each Distribution Date, the Trustee shall distribute
(in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.09 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(c)  On each Distribution Date, the Trustee shall distribute
(in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class C Interest Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Class C Interest Holder's pro rata share (based on the aggregate Undivided Interests represented by Class C Interests held by such Class C Interest Holder) of amounts on deposit in the Distribution Account (including amounts deposited in the Distribution Account with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in the Class C Supplemental Agreement)) as are payable to the Class C Interest Holders pursuant to Sections 4.09 and 4.11 by wire transfer of immediately available funds in accordance with wire instructions provided in writing to the Paying Agent by the holder of record of such Class C Interests.

		SECTION 5.02  Monthly Series 1997-B Certificateholders'
Statement.

(a) On or before each Distribution Date, the Trustee shall forward to each Series 1997-B Certificateholder, each Rating Agency and the Class C Interest Holders a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee.

(b)  Annual Certificateholders' Tax Statement.  On or before
January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-B Holders, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-B Holders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-B Holders, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1997-B Holders, to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

		SECTION 9. Series 1997-B Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:

(a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Series Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1997-B Holders, (which determination shall be made without reference to whether any funds are available under any Credit Enhancement) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-B, and continues to affect materially and adversely the interests of the Series 1997-B Holders (which determination shall be made without reference to whether any funds are available under any Credit Enhancement) for such period;

(b) any representation or warranty made by the Seller in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01 or 2.06, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-B, and (ii) as a result of which the interests of the Series 1997-B Holders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under any Credit Enhancement) and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-B Pay Out Event pursuant to this subsection 9(b) hereof shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

(c) the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such period;

(d) the Seller shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.06(a);

(e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-B Certificateholders; or

(f) the Investor Interest shall not be paid in full on the Scheduled Payment Date;

 then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or Holders of Series 1997-B Certificates and the Class C Interest Holders evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-B by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1997-B Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 1997-B Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

		SECTION 10. Series 1997-B Termination. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-B
Termination Date.

		SECTION 11. Periodic Finance Charges and Other Fees. The Seller hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Seller to be necessary in order for the Seller to maintain its credit card business, based upon a good faith assessment by the Seller, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Seller's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

		SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

		SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF
CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL
BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

		SECTION 14. Additional Notices. For so long as the Investor Certificates shall be outstanding, the Seller agrees to provide Fitch with the notice provided to each Rating Agency in subsection 2.06(c)(i) and agrees to provide to Fitch and Standard and Poor's the Opinion of Counsel provided to Moody's pursuant to subsection 2.06(c)(vi), in each case in the times and the manner provided for in such subsections.

		SECTION 15. Additional Representations and Warranties of the Servicer. MBNA America Bank, National Association, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

(a) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Series Supplement by the Servicer and the performance of the transactions contemplated by this Series Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

(b) Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

(c)  Receivables Not To Be Evidenced by Promissory Notes.
Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument (as defined in the UCC as in effect in the State of Delaware).

		SECTION 16. No Petition. The Seller, the Servicer and the Trustee, by entering into this Series Supplement and each Investor Certificateholder, by accepting a Series 1997-B Certificate or Class C Interest, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

		SECTION 17. Certain Tax Related Amendments. In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor
Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this Section 18, the Seller shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

		SECTION 18. Tax Representation and Covenant. Any holder of an interest in the Trust acquired pursuant to Section 12.01(b) in respect of the Series 1997-B Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either
(i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or
(ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Seller consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Seller and the Trust and (ii) forward a copy of such representations and covenants to the Trustee.
Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Seller shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

		SECTION 19. Seller's Direction to Trustee. The Seller hereby directs the Trustee to enter into the Class C Supplemental
Agreement pursuant to this Series Supplement and the Agreement.  The
Trustee hereby agrees and covenants to perform its obligations in accordance with any such document.
		IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 1997-B Supplement to be duly executed by their respective officers as of the day and year first above written.



					     MBNA AMERICA BANK,
					     NATIONAL ASSOCIATION,
					     Seller and Servicer


					    By:     /s/ Jerry M. Hamstead
					  Name:        Jerry M. Hamstead
					 Title:       Vice President


						THE BANK OF NEW YORK,
						  Trustee



					    By:      /s/ Laura Bertolino
					  Name:        Laura Bertolino
					 Title:       Assistant Treasurer
	EXHIBIT A-1


	FORM OF CERTIFICATE

	CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


 No. __ $__________
	CUSIP No. _________

	MBNA MASTER CREDIT CARD TRUST II
	CLASS A FLOATING RATE
	ASSET BACKED CERTIFICATE, SERIES 1997-B


 Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-B Supplement dated as of February 27, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-B Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-B Certificates with the intention that the Series 1997-B Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-B Certificateholder (or Series 1997-B Certificate Owner) by acceptance of its Series 1997-B Certificate (or in the case of a Series 1997-B Certificate Owner, by virtue of such Series 1997-B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-B Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-B Certificateholder agrees that it will cause any Series 1997-B Certificate Owner acquiring an interest in a Series 1997-B Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-B Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates from the Closing Date through March 16, 1997, from March 17, 1997 through April 14, 1997 and from April 15, 1997 through May 14, 1997 and with respect to each Interest Period thereafter, at the rate of 0.16% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on May 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the March 2012 Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-B Class A Certificate to be duly executed under its official seal.



						By:___________________________
						   Authorized Officer

 [Seal]

 Attested to:


 By:________________________
    Cashier


 Date: February 27, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION


		This is one of the Series 1997-B Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:____________________
							   Authorized Signatory



 Date: February 27, 1997
	EXHIBIT A-2


	FORM OF CERTIFICATE

	CLASS B

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


 No. __ $__________
	CUSIP No. _________

	MBNA MASTER CREDIT CARD TRUST II
	CLASS B FLOATING RATE
	ASSET BACKED CERTIFICATE, SERIES 1997-B


 Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class B
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-B Supplement dated as of February 27, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-B Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-B Certificates with the intention that the Series 1997-B Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-B Certificateholder (or Series 1997-B Certificate Owner) by acceptance of its Series 1997-B Certificate (or in the case of a Series 1997-B Certificate Owner, by virtue of such Series 1997-B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-B Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-B Certificateholder agrees that it will cause any Series 1997-B Certificate Owner acquiring an interest in a Series 1997-B Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-B Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class B Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class B Certificates from the Closing Date through March 16, 1997, from March 17, 1997 through April 14, 1997 and from April 15, 1997 through May 14, 1997 and with respect to each Interest Period thereafter, at the rate of 0.35% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on May 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class B Monthly Interest, Class B Monthly Principal will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class B Certificates have been paid in full or, during the Controlled Accumulation Period following the payment in full of the Class A
Investor Interest, on the March 2012 Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-B Class B Certificate to be duly executed under its official seal.



						By:____________________________
						   Authorized Officer

 [Seal]

 Attested to:


 By:________________________
    Cashier


 Date: February 27, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION


		This is one of the Series 1997-B Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK
							  Trustee


							By:____________________
							   Authorized Signatory


 Date: February 27, 1997
	EXHIBIT B


	FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
	TO THE TRUSTEE
	MBNA AMERICA BANK, NATIONAL ASSOCIATION
	MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B
	MONTHLY PERIOD ENDING _________ __, ____

 Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1997-B Supplement. This notice is delivered pursuant to Section 4.09.

	A)      MBNA is the Servicer under the Pooling and Servicing
Agreement.
	B)      The undersigned is a Servicing Officer.
	C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL

 Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee
(i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on _________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 1997-B Supplement and Section 4.09 of the Pooling and Servicing Agreement:

A.Pursuant to subsection 3(a) of the Series 1997-B Supplement:----- ---1.-Servicer Interchange-$___________
B.Pursuant to subsection 4.09(a)(i):-----
---1.-Class A Monthly Interest at the Class A Certificate Rate on the Class A Investor Interest-$___________
---2.-Class A Deficiency Amount-$___________
---3.-Class A Additional Interest-$___________
C.Pursuant to subsection 4.09(a)(ii):-----
---1.-Class A Servicing Fee-$___________
---2.-Accrued and unpaid Class A Servicing Fee-$___________
D.Pursuant to subsection 4.09(a)(iii):-----
---1.-Class A Investor Default Amount-$___________
E.Pursuant to subsection 4.09(a)(iv):-----
---1.-Portion of Excess Spread from Class A Available Funds to be allocated and distributed as provided in Section 4.11-$___________ F.Pursuant to subsection 4.09(b)(i):-----
---1.-Class B Monthly Interest at the Class B Certificate Rate on the Class B Investor Interest-$___________
---2.-Class B Deficiency Amount-$___________
---3.-Class B Additional Interest-$___________
G.Pursuant to subsection 4.09(b)(ii):-----
---1.-Class B Servicing Fee-$___________
---2.-Accrued and unpaid Class B Servicing Fee-$___________
H.Pursuant to subsection 4.09(b)(iii):-----
---1.-Portion of Excess Spread from Class B Available Funds to be allocated and distributed as provided in Section 4.11-$___________ I.Pursuant to subsection 4.09(c)(i):-----
---1.-Class C Servicing Fee,
if applicable-$___________
---2.-Accrued and unpaid Class C Servicing Fee, if applicable-
$___________
J.Pursuant to subsection 4.09(c)(ii):-----
---1.-Portion of Excess Spread from Class C Available Funds to be allocated and distributed as provided in Section 4.11-$___________ ----Total-$
K.Pursuant to subsection 4.09(d)(i):-----
---1.-Amount to be treated as Shared Principal Collections-$___________ L.Pursuant to subsection 4.09(d)(ii):-----
---1.-Amount to be paid to the Holder of the Seller Certificate-
$___________
---2.-Unallocated Principal Collections-$___________
M.Pursuant to subsection 4.09(e)(i):-----
---1.-Class A Monthly Principal-$___________
N.Pursuant to subsection 4.09(e)(ii):-----
---1.-Class B Monthly Principal-$___________
O.Pursuant to subsection 4.09(e)(iii)-----
---1.-Class C Monthly Principal-$___________
P.Pursuant to subsection 4.09(e)(iv):-----
---1.-Amount to be treated as Shared Principal Collections-$___________ Q.Pursuant to subsection 4.09(e)(v):-----
---1.-Amount to be paid to the Holder of the Seller Certificate-
$___________
---2.-Unallocated Principal Collections-$___________
----Total-$
R.Pursuant to subsection 4.09(f):-----
---1.-Amount to be withdrawn from the Principal Funding Account and deposited into the Distribution Account-$___________
II.---INSTRUCTION TO MAKE CERTAIN PAYMENTS--
Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Distribution Account on _________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution
Account pursuant to Section 4.09 as set forth below:-----
A.Pursuant to subsection 4.09(g);-----
---1.-Amount to be distributed to Class A Certificateholders-
$___________
---2.-Amount to be distributed to Class B Certificateholders-
$___________
---3.-Amount to be distributed to Class C Interest Holders-$___________ B.Pursuant to subsection 4.09(h)(i):-----
---1.-Amount to be distributed to the Class A Certificateholders-
$___________
C.Pursuant to subsection 4.09(h)(ii):-----
---1.-Amount to be distributed to the Class B Certificateholders-
$___________
D.Pursuant to subsection 4.09(h)(iii):-----
---1.-Amount to be distributed to the Class C Interest Holders-
$___________
III.---APPLICATION OF EXCESS SPREAD--
Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:----- A.---The amount equal to the Class A Required Amount, if any, which will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a)--$___________ B.
---The amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Transfer Date of certain other amounts applied for that purpose) which will be treated as a portion of Investor
Principal Collections and deposited into the Principal Account on such Transfer Date--$___________
C.---The amount equal to the Class B Required Amount, if any, which will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b)
and then any amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account--$___________
D.---The amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account--$___________
E.---The amount equal to the Class C Monthly Interest plus the Class C Deficiency Amount plus any Class C Additional Interest plus the amount of any withdrawals from the Spread Account for treatment as Class C Monthly Interest which will be deposited into the Distribution Account-- $___________
F.---The amount equal to the aggregate amount of accrued but unpaid
Class C Servicing Fees which will be paid to the Servicer if the Seller or The Bank of New York is the Servicer,--$___________
G.---The amount equal to the Class C Investor Default Amount, if any, for the prior Monthly Period which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account- -$___________
H.---On each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.15(f), the amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount which shall be deposited into the Reserve Account--$___________ I.---The balance, if any, after giving effect to the payments made pursuant to subparagraphs (A) through (H) above which shall be deposited into the Spread Account as described in subsection 4.11(j), or paid to the Holder of the Seller Certificate as described in subsection 4.11(k), in accordance with the provisions of the Class C Supplemental Agreement- -$___________
-----
IV.---REALLOCATED PRINCIPAL COLLECTIONS--
Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:-----
A.Reallocated Class C Principal Receivables-----$___________
B.Reallocated Class B Principal Receivables-----$___________
V.---ACCRUED AND UNPAID AMOUNTS--
After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month-----
A.  Subsections 4.09(a)(i) and (b)(i):---
-(1)-The aggregate amount of the Class A Deficiency Amount-$___________ -(2)-The aggregate amount of the Class B Deficiency Amount-$___________
B.  Subsection 4.11(e):---
-(1)-The aggregate amount of the Class C Deficiency Amount-$___________
C.  Subsections 4.09(a)(ii) and (b)(ii):---
-The aggregate amount of all accrued and unpaid Investor Monthly
Servicing Fees--$___________
D.  Section 4.10:---
-The aggregate amount of all unreimbursed Investor Charge Offs--
$___________
		IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day of __________, ____.

						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,
						  Servicer


						By:_________________________
						   Name:
						   Title:
	EXHIBIT C


	FORM OF MONTHLY SERIES 1997-B CERTIFICATEHOLDERS' STATEMENT

	Series 1997-B

	MBNA AMERICA BANK, NATIONAL ASSOCIATION

	_____________________________________________


	MBNA MASTER CREDIT CARD TRUST II

	_____________________________________________

	The information which is required to be prepared with respect to the distribution date of ______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

	Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement. A.-Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)---
-1.-The amount of the current monthly distribution in respect of Class A Monthly Principal--$__________
-2.-The amount of the current monthly distribution in respect of Class B Monthly Principal--$__________
-3.-The amount of the current monthly distribution in respect of Class C Monthly Principal--$__________
-4.-The amount of the current monthly distribution in respect of Class A Monthly Interest --$__________
-5.-The amount of the current monthly distribution in respect of Class A Deficiency Amounts--$__________
-6.-The amount of the current monthly distribution in respect of Class A Additional Interest--$__________
-7.-The amount of the current monthly distribution in respect of Class B Monthly Interest--$__________
-8.-The amount of the current monthly distribution in respect of Class B Deficiency Amounts--$__________
-9.-The amount of the current monthly distribution in respect of Class B Additional Interest--$__________
-10.-The amount of the current monthly distribution in respect of Class C Monthly Interest--$__________
-11.-The amount of the current monthly distribution in respect of Class
C
Deficiency Amounts--$__________
-12.-The amount of the current monthly distribution in respect of Class
C
Additional Interest--$__________
B.-Information Regarding the Performance of the Trust---
-1.-Collection of Principal Receivables--
--(a)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class A Certificates-$__________
--(b)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class B Certificates-$__________
--(c)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class C Interests-$__________
-2.-Principal Receivables in the Trust--
--(a)-The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period- $__________
--(b)-The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 1997-B as of the end of the day on the last day of the related Monthly Period -$__________
--(c)-The amount of Principal Receivables in the Trust represented by the Series 1997-B Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(d)-The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(e)-The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of day on the last day of the related Monthly Period -$__________
--(f)-The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the last day of the related Monthly Period -$__________
--(g)-The amount of Principal Receivables in the Trust represented by the Class B Adjusted Investor Interest as of the end of day on the last day of the related Monthly Period-$__________
--(h)-The amount of Principal Receivables in the Trust represented by the Class C Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(i)-The amount of Principal Receivables in the Trust represented by the Class C Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period-$___________
--(j)-The Floating Investor Percentage with respect to the related Monthly Period -____%
--(k)-The Class A Floating Allocation with respect to the related Monthly Period-____%
--(l)-The Class B Floating Allocation with respect to the related Monthly Period-____%
--(m)-The Class C Floating Allocation with respect to the related Monthly Period-____%
--(n)-The Fixed Investor Percentage with respect to the related Monthly Period-____%
--(o)-The Class A Fixed Allocation with respect to the related Monthly Period-____%
--(p)-The Class B Fixed Allocation with respect to the related Monthly Period -____%
--(q)-The Class C Fixed Allocation with respect to the related Monthly Period-____%
-3.-Delinquent Balances--
--The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:--

--Aggregate
Account
Balance  --Percentage
 of Total
Receivables
----
-(a)- 35 -  64 days:-$__________-____%
-(b)- 65 -  94 days:-$__________-____%
-(c)- 95 - 124 days:-$__________-____%
-(d)-125 - 154 days:-$__________-____%
-(e)-155 - or more days:-$__________-____%
--Total: -$__________-____%

-4.-Investor Default Amount--
--(f)-The Aggregate Investor Default Amount for the related Monthly Period-$__________
--(g)-The Class A Investor Default Amount for the related Monthly Period-$__________
--(h)-The Class B Investor Default Amount for the related Monthly Period-$__________
--(i)-The Class C Investor Default
Amount for the related Monthly Period-$__________
-5.-Investor Charge Offs--
--(a)-The aggregate amount of Class A Investor Charge Offs for the related Monthly Period-$__________
--(b)-The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above per $1,000 of original certificate principal amount- $__________
--(c)-The aggregate amount of Class B Investor Charge Offs for the related Monthly Period-$__________
--(d)-The aggregate amount of Class B Investor Charge Offset forth in 5(c) above per $1,000 of original certificate principal amount- $__________
--(e)-The aggregate amount of Class C Investor Charge Offs for the related Monthly Period-$__________
--(f)-The aggregate amount of Class C Investor Charge Offs set forth in 5(e) above per $1,000 of original certificate principal amount- $__________
--(g)-The aggregate amount of Class A Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(h)-The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(i)-The aggregate amount of Class B Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(j)-The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(k)-The aggregate amount of Class C Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(l)-The aggregate amount of Class C Investor Charge Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding Distribution Date-$__________ -6.-Investor Servicing Fee--
--(a)-The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(b)-The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(c)-The amount of the Class C Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(d)-the amount of Servicer Interchange payable by the Trust to the Servicer for the related Monthly Period-$__________
-7.Reallocations---
--(a)-The amount of Reallocated Class C Principal Collections with respect to this Distribution Date-$__________
--(b)-The amount of Reallocated Class B Principal Collections with respect to this Distribution Date-$__________
--(c)-The Class C Investor Interest as of the close of business on this Distribution Date-$__________
--(d)-The Class C Adjusted Investor Interest as of the close of business on this Distribution Date-$__________
--(e)-The Class B Investor Interest as of the close of business on this Distribution Date-$__________
--(f)-The Class B Adjusted Investor Interest as of the close of business on this Distribution Date-$__________
--(g)-The Class A Investor Interest as of the close of business on this Distribution Date-$__________
--(h)-The Class A Adjusted Investor Interest as of the close of business on this Distribution Date-$__________
-8.Collection of Finance Charge Receivables---
--(a)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class A Certificates-$__________ --(b)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class B Certificates-$_________ --(c)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class C Interests-$__________ -9.Principal Funding Account---
--(a)-The principal amount on deposit in the Principal Funding Account on the related Transfer Date-$__________
--(b)-The Accumulation Shortfall with respect to the related Monthly Period-$__________
--(c)-The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds-$__________
--(d)-The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds-$__________
--(e)-The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class C Available Funds-$__________
-10.-Reserve Account--
--(a)The Reserve Draw Amount on the related Trasnfer Date--$__________ --(b)The amount of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds--$__________
--(c)The amount of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds--$__________
--(d)The amount of Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class C Available Funds--$__________
-11.-Available Funds--
--(a)-The amount of Class A Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________
--(b)-The amount of Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________
--(c)-The amount of Class C Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________
-12.-Portfolio Yield--
--(a)-The Portfolio Yield for the related Monthly Period-____%
--(b)-The Portfolio Adjusted
Yield for the related
Monthly Period-____%
C.Floating Rate Determinations----
-1.-LIBOR for the Interest Period ending on this Distribution Date--
____%


						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,
						  Servicer


						By:_________________________
						   Name:
						   Title:
	SCHEDULE TO EXHIBIT C


SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
MONTHLY PERIOD ENDING _________ __, ____
MBNA AMERICA BANK, NATIONAL ASSOCIATION
MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B


1.--The aggregate amount of the Investor Percentage of Collections of Principal Receivables--$__________
2.--The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables (excluding Interchange and amounts with respect to Annual Membership Fees)--$__________
3.--The aggregate amount of the Investor Percentage of amounts with respect to Annual Membership Fees --$__________
4.--The aggregate amount of the Investor Percentage of Interchange--
$__________
5.--The aggregate amount of Servicer Interchange--$__________
6.--The aggregate amount of funds on deposit in Finance Charge Account allocable to the Series 1997-B Certificates --$__________
7.--The aggregate amount of funds on deposit in the Principal Account allocable to the Series 1997-B Certificates --$__________
8.--The aggregate amount of funds on deposit in the Principal Funding Account allocable to the Series 1997-B Certificates --$___________ 9.--The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the
(i) Class A Certificateholders --$__________
--(ii) Class B Certificateholders--$__________
--(iii) Class C Interest Holders --$__________
10.--The amount of principal payable to the (i) Class A Certificateholders --$___________
--(ii) Class B Certificateholders--$___________
--(iii) Class C Interest Holders --$___________
11.--The sum of all amounts payable to the (i) Class A Certificateholders--$___________
--(ii) Class B Certificateholders  --$___________
--(iii) Class C Interest Holders --$___________
12.--To the knowledge of the undersigned, no Series 1997-B Pay Out Event or Trust Pay Out Event has occurred except as described below: -- ---None-


		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.


						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,



						By:_________________________
						   Name:
						   Title:


(..continued)









DC1-23192.5